UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐  Soliciting Material under §240.14a-12.

Columbia ETF Trust I

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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 2)  Aggregate number of securities to which transaction applies:

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 5)     Total fee paid:

☐   Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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COLUMBIA ETF TRUST I

Columbia Semiconductor and Technology ETF

(formerly, Columbia Seligman Semiconductor and Technology ETF)

290 Congress Street, Boston, Massachusetts 02210

SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE-REFERENCED FUND

To be held on January 30, 2025

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

The following Questions and Answers provide a brief overview of the matter on which you are being asked to vote.

The accompanying Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On January 30, 2025, a Special Meeting of Shareholders (the “Meeting”) of Columbia Semiconductor and Technology ETF (the “Fund”), a series of Columbia ETF Trust I (the “Trust”), will be held at 290 Congress Street, 6th Floor, Boston, MA 02210, at 10:00 a.m. Eastern time. You are receiving the accompanying Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you owned shares of the Fund at the close of business on November 20, 2024, and are entitled to notice of, and to vote on, this important proposal concerning your investment.

Q.	What is the proposal?

A.	Shareholders of the Fund are being asked to approve a change in the Fund’s fundamental policy regarding industry concentration (the “Proposal”).

Q.	Why is a shareholder vote being solicited?

A.

The Proposal asks the shareholders of the Fund to approve a change in the fundamental policy regarding industry concentration of the Fund. Currently, the Fund has a fundamental investment policy that it will not purchase securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in securities of issuers principally engaged in the semiconductor and semiconductor equipment industry.

Following an internal review, Columbia Management determined it would no longer be in the best interests of the Fund to concentrate its investments in issuers principally engaged in the semiconductor and semiconductor equipment industry, but instead would be in the best interests of the Fund to concentrate the Fund’s investments more broadly in securities of issuers principally engaged in the technology and related group of industries. As a result, the Proposal asks shareholders to approve the following as a new fundamental investment policy for the Fund, replacing the Fund’s current industry concentration policy described above:

The Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in the securities of issuers principally engaged in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR the Proposal.

Q.	Will my Fund pay for the proxy solicitation relating to the Proposal?

A.	No. The Fund’s investment manager, Columbia Management Investment Advisers, LLC, will bear the costs associated with proxy solicitation.

Q.	How can I vote my proxy?

A.	You can vote in one of four ways:

1.	By telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

2.	By internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

3.	By mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage- paid envelope.

4.

In person at the Meeting scheduled to occur at 290 Congress Street, 6th Floor, Boston, Massachusetts, 02210 on January 30, 2025 at 10:00 a.m. Eastern time. If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

We encourage you to vote as soon as possible.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of a Fund in more than one account, you may receive a separate Proxy Card for each such account, and should vote each Proxy Card received.

Q.	Will I be notified of the results of the vote?

A.	Yes. The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	If approved, when would the changes take effect?

A.	It is expected that the changes would be implemented on or about February 28, 2025.

Q.	Whom should I call if I have questions?

A.	If you have questions about the Proposal described in the Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll free at (877) 351-1547.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

COLUMBIA ETF TRUST I

Columbia Semiconductor and Technology ETF

(formerly, Columbia Seligman Semiconductor and Technology ETF)

To be held on January 30, 2025

A Special Meeting of Shareholders (the “Meeting”) of Columbia Semiconductor and Technology ETF (the “Fund”), a series of Columbia ETF Trust I (the “Trust”), will be held at 290 Congress Street, 6th Floor, Boston, Massachusetts, 02210 at 10:00 a.m. Eastern time on January 30, 2025. At the Meeting, shareholders of the Fund at the close of business on November 20, 2024 (the “Record Date”) will be asked to consider the following proposal:

1.	To approve a change to the Fund’s fundamental policy regarding industry concentration; and

2.	To transact such other business as may properly come before the Meeting.

Please take the time to read the enclosed Proxy Statement, which discusses the proposal in more detail. If you were a shareholder of the Fund as of the close of business on the Record Date, you may vote at the Meeting or at any adjournment of the Meeting on the proposal. You are welcome to attend the Meeting in person. If you cannot attend the Meeting in person to cast your vote, please vote by mail, telephone, or internet. Just follow the instructions on the enclosed Proxy Card(s). If you have questions, please call the Fund’s proxy solicitor toll free at (877) 351-1547. It is important that you vote. The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposal.

By order of the Board of Trustees,

Ryan C. Larrenaga,
Secretary

November [ ], 2024

COLUMBIA ETF TRUST I

Columbia Semiconductor and Technology ETF

(formerly, Columbia Seligman Semiconductor and Technology ETF)

290 Congress Street, Boston, Massachusetts 02210

PROXY STATEMENT

Special Meeting of Shareholders to be held on January 30, 2025

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia ETF Trust I (the “Trust”), relating to the special meeting of shareholders (the “Meeting”) of Columbia Semiconductor and Technology ETF (the “Fund”), a series of the Trust, that will be held at 10:00 a.m. Eastern time on January 30, 2025 and any adjournments or postponements thereof. It is expected that this Proxy Statement will be mailed to shareholders on or about December 13, 2024.

The purpose of the Meeting is to ask Fund shareholders to approve a change to the fundamental policy of the Fund regarding industry concentration (the “Proposal”).

The Board unanimously recommends that Fund shareholders vote FOR the Proposal.

Additional information about the Fund is available in its prospectus, statement of additional information, semi-annual and annual reports to shareholders and in Form N-CSR. The Fund’s most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to the Columbia Funds, 290 Congress Street, Boston, MA 02210, by calling (800) 426-3750, or visiting columbiathreadneedleus.com/etfs. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

THE PROPOSAL – APPROVE A CHANGE TO THE FUND’S FUNDAMENTAL POLICY REGARDING

INDUSTRY CONCENTRATION

The Board has approved, on behalf of the Fund, and recommends that shareholders of the Fund approve, a proposal to change the Fund’s fundamental policy regarding industry concentration.

The Fund currently has a fundamental investment policy that it may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in the securities of issuers principally engaged in the semiconductor and semiconductor equipment industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

In November 2024, following an internal review, Columbia Management determined, and recommended to the Board, that it would no longer be in the best interests of the Fund to concentrate its investments in issuers principally engaged in the semiconductor and semiconductor equipment industry, but instead would be in the best interests of the Fund to concentrate the Fund’s investments more broadly in securities of issuers principally engaged in the technology and related group of industries. The Board considered management’s recommendation, including that the Fund would potentially benefit from the change to a broader policy to concentrate in the technology and related group of industries, and so approved this change and has submitted the Proposal to Fund shareholders for their approval, consistent with SEC requirements. As a result, the Proposal asks Fund shareholders to approve the following as a new fundamental investment policy (the “New Policy”) for the Fund, replacing the Fund’s current industry concentration policy described above:

The Fund may not purchase the securities of any issuer if, as a result, less than 25% of the Fund’s total assets would be invested in the securities of issuers principally engaged in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii)

notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

If Fund shareholders approve the New Policy for the Fund, the New Policy will take effect on or about February 28, 2025 or any later date should the Meeting be postponed or adjourned beyond such date, in which case the change will take effect shortly after such postponed or adjourned Meeting. If shareholders do not approve the New Policy, the Fund will continue to operate with its current fundamental investment policy regarding industry concentration.

Required Vote and Recommendation

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. This means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED

CHANGE TO THE FUNDAMENTAL POLICY REGARDING INDUSTRY CONCENTRATION.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card without instructions, your votes will be cast FOR the approval of the Proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the Proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the Proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Fund’s proxy solicitor at Computershare Fund Services, c/o Operations Department, PO Box 43130, Providence, RI 02940-3130, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or internet, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy.

Quorum and Methods of Tabulation

A quorum is required to take action on the Proposal. Thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person or by proxy, constitutes a quorum for the Fund.

In the event that a quorum of shareholders of the Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of the Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Shareholders of record of the Fund at the close of business on November 20, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of the Fund held on the Record Date is [TO COME]. Shareholders of the Fund are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the Record Date and a proportionate fractional vote for each fractional dollar amount (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. This means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast; however, an abstention will be counted for purposes of attaining a quorum. Abstentions will have the same effect as a vote against the Proposal. Because the only proposal is non-routine, failure to provide voting instructions to a broker will result in a beneficial owner’s shares not being counted as present at the Meeting for purposes of quorum and not being voted on the Proposal.

OTHER INFORMATION

Current Service Providers

Columbia Management Investment Advisers, LLC (“Columbia Management”), located at 290 Congress Street, Boston, Massachusetts 02210, serves as the investment manager of the Fund. Columbia Management is a wholly owned subsidiary of Ameriprise Financial, Inc. ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the principal underwriter of the Fund. BNY Mellon Corporation (BNY Mellon) serves as the administrator, fund accountant, transfer agent and custodian for the Fund. Neither the Distributor nor BNY Mellon are affiliated with Columbia Management, Ameriprise Financial, Inc. or their affiliates.

Other Matters to Come Before the Meeting

Columbia Management does not know of any matters to be presented at the Meeting other than the Proposal in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Proposals of Shareholders

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the Board. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the Trust (c/o the Secretary), 290 Congress Street, Boston, Massachusetts 02210. Proposals must be received in a reasonable time before the Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

To the knowledge of the Fund, the following persons owned beneficially 5% or more of the outstanding shares of the Fund as of the Record Date:

Shareholder Name and Address	% of Fund
[TO COME]	[TO COME]

A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. [The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each class of outstanding shares of the Fund as of the Record Date.]

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, out-of-pocket expenses and expenses of any proxy solicitation firm, but excluding portfolio transaction costs, will be borne by Columbia Management. These expenses are estimated to be approximately $[  ].

Fiscal Year

The Fund has a fiscal year end of October 31.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of a Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: Computershare Fund Services, PO Box 43130, Providence, RI 02940-3130, or by calling Computershare Fund Services, toll free at (877) 351-1547.

Shareholder Reports

The Fund’s most recent semiannual and annual reports previously have been mailed to shareholders. The Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report and Form N-CSR on request. Additional copies of any of these documents are available by writing to Columbia Funds, 290 Congress Street, Boston, MA 02210, by calling (800) 426-3750, or visiting columbiathreadneedleus.com/etfs. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

Ryan C. Larrenaga, Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the internet website listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

290 Congress Street Boston, Massachusetts 02210	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 290 Congress Street, 6th Floor, Boston, MA 02210 on January 30, 2025

Please detach at perforation before mailing.

COLUMBIA SEMICONDUCTOR AND TECHNOLOGY ETF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 30, 2025

The undersigned shareholder of Columbia Semiconductor and Technology ETF (the “Fund”), a series of Columbia ETF Trust I (the “Trust”), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 290 Congress Street (6th Floor), Boston, Massachusetts, 02210, at 10:00 a.m. Eastern time (the “Meeting”), on January 30, 2025, and, revoking any previous proxies, hereby appoints Ryan Larrenaga, Joseph D’Alessandro, Michael DeFao, and Megan Garcy (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned as if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to join us at the Meeting, please mark, sign, date and return this proxy card as soon as possible.

COL_34236_110424

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held on January 30, 2025

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-34236

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal

		FOR	AGAINST	ABSTAIN
1.	To approve a change to the Fund’s fundamental policy regarding industry concentration.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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